Exhibit 99.1
Contacts:
Investor Relations
Alan Roden
Verint Systems Inc.
(631) 962-9304
alan.roden@verint.com
Press Release
Verint Files Annual Report on Form 10-K for the Year Ended January 31, 2010
MELVILLE, N.Y. — (BUSINESS WIRE) — Verint® Systems Inc. (NQB:VRNT) today announced that it has filed its Annual Report on Form 10-K for the year ended January 31, 2010 with the Securities and Exchange Commission (“SEC”). With this filing, Verint has filed audited financial statements through the end of its most recent fiscal year. The Company also intends to file its Quarterly Reports on Form 10-Q for the first three quarters of the year ended January 31, 2010 and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2010, all of which are in process and will be filed as soon as possible.
“Today’s filing represents a significant milestone for Verint as we are now up to date with our annual 10-K filings. We look forward to completing our remaining quarterly filings for the last fiscal year and expect our common stock to be re-listed on NASDAQ thereafter. We plan to hold an investor conference call once we file our results for the quarter ended April 30, 2010,” said Dan Bodner, CEO and President of Verint Systems Inc.
Below is selected GAAP and non-GAAP financial information for the years ended January 31, 2010 and 2009.

	Selected GAAP Information		Selected Non-GAAP Information
	For the Years Ended January 31,		For the Years Ended January 31,
(In thousands, except per share data)	2010	2009	2010		2009
Revenue	$703,633	$669,544	$703,633		$675,434

Gross Profit	463,698	411,294	477,573		431,641
Gross Margin	65.9%	61.4%	67.9%		63.9%

Operating Income (Loss)	65,679	(15,026)	195,627		120,444
Operating Margin	9.3%	(2.2%)	27.8%	(1)	17.8%
Diluted EPS	$0.06	$(2.88)	$3.09		$1.65

(1)	Our operating margin for the year ended January 31, 2010 benefited from the positive revenue impact from changes in our business practices and the application of certain revenue recognition methodologies as we worked towards completion of our financial filings, as well as other factors, including certain expense control initiatives. Therefore, as previously disclosed, we do not believe this level is sustainable.
Bodner continued, “We are a leader in the actionable intelligence market and have built a broad portfolio of enterprise workforce optimization and security intelligence solutions which we believe positions us well for continued success.”

About Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), please see Tables 2 and 3 as well as “Supplemental Information About Non-GAAP Measures” at the end of this press release.
About Verint Systems Inc.
Verint® Systems Inc. is a global leader in Actionable Intelligence® solutions and value-added services. Our solutions enable organizations of all sizes to make timely and effective decisions to improve enterprise performance and make the world a safer place. More than 10,000 organizations in over 150 countries — including over 80% of the Fortune 100 — use Verint solutions to capture, distill, and analyze complex and underused information sources, such as voice, video, and unstructured text. Headquartered in Melville, New York, we support our customers around the globe directly and with an extensive network of selling and support partners. Visit us at our website www.verint.com.
Cautions About Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause actual future results or conditions to differ materially from current expectations include: risks relating to the filing of our SEC reports, including the occurrence of known contingencies or unforeseen events that could delay our plan for completion of our outstanding financial statements, management distraction, and significant expense; risk associated with the SEC’s initiation of an administrative proceeding on March 3, 2010 to suspend or revoke the registration of our common stock under the Securities Exchange Act of 1934 due to our previous failure to file an annual report on either Form 10-K or Form 10-KSB since April 25, 2005 or quarterly reports on either Form 10-Q or Form 10-QSB since December 12, 2005; risks related to the announcement by Standard & Poor’s (“S&P”) on January 29, 2010 that our credit rating had been placed on CreditWatch Developing, or that S&P could downgrade our credit rating; risks associated with being a consolidated, controlled subsidiary of Comverse Technology, Inc. (“Comverse”) and formerly part of Comverse’s consolidated tax group, including risk of any future impact on us resulting from Comverse’s special committee investigation and restatement or related effects, and risks related to our dependence on Comverse to provide us with accurate financial information, including with respect to stock-based compensation expense and net operating loss carryforwards (“NOLs”) for our financial statements; uncertainty regarding the impact of general economic conditions, particularly in information technology spending, on our business; risk that our financial results will cause us not to be compliant with the leverage ratio covenant under our credit facility or that any delays in the filing of future SEC reports could cause us not to be compliant with the financial statement delivery covenant under our credit facility; risk that customers or partners delay or cancel orders or are unable to honor contractual commitments due to liquidity issues, challenges in their business, or otherwise; risk that we will experience liquidity or working capital issues and related risk that financing sources will be unavailable to us on reasonable terms or at all; uncertainty regarding the future impact on our business of our internal investigation, restatement, extended filing delay, and the SEC’s administrative proceeding, including customer, partner, employee, and investor concern and potential customer and partner transaction deferrals or losses; risks relating to the remediation or inability to adequately remediate material weaknesses in our internal controls over financial reporting and relating to the proper application of highly complex accounting rules and pronouncements in order to produce accurate SEC reports on a timely basis; risks relating to our implementation and maintenance of adequate systems and internal controls for our current and future operations and reporting needs; risk of possible future restatements if the special processes used to prepare the financial statements contained in our Annual Report on Form 10-K for the year ended January 31, 2010 or the regular recurring processes that will be used to produce future SEC reports are inadequate; risk associated with current or future regulatory actions or private litigations relating to our internal investigation, restatement, or delay in timely making required SEC filings; risk that we will be unable to re-list our common stock on NASDAQ or another national securities exchange and maintain such listing; risks associated with Comverse controlling our board of directors and a majority of our common stock (and therefore the results of any significant stockholder vote); risks associated with significant leverage resulting from our current debt position; risks due to aggressive competition in all of our markets, including with respect to maintaining margins and sufficient levels of investment in the business and with respect to introducing quality products which achieve market acceptance; risks created by continued consolidation of competitors or introduction of large competitors in our markets with greater resources than us; risks associated with significant foreign and international operations, including exposure to fluctuations in exchange rates; risks associated with complex and changing local and foreign regulatory environments; risks associated with our ability to recruit and retain qualified personnel in all geographies in which we operate; challenges in accurately forecasting revenue and expenses; risks associated with acquisitions and related system integrations; risks relating to our ability to improve our infrastructure to support growth; risks that our intellectual property rights may not be adequate to protect our business or that others may make claims on our intellectual property or claim infringement on their intellectual property rights; risks associated with a significant amount of our business coming from domestic and foreign government customers; risk that we improperly handle sensitive or confidential information or perception of such mishandling; risks associated with dependence on a limited number of suppliers for certain components of our products; risk that we are unable to maintain and enhance relationships with key resellers, partners and systems integrators; and risk that use of our NOLs or other tax benefits may be restricted or eliminated in the future. We assume no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the year ended January 31, 2010.
VERINT, the VERINT logo, ACTIONABLE INTELLIGENCE, POWERING ACTIONABLE INTELLIGENCE, WITNESS ACTIONABLE SOLUTIONS, STAR-GATE, RELIANT, VANTAGE, X-TRACT, NEXTIVA, EDGEVR, ULTRA, AUDIOLOG, WITNESS, the WITNESS logo, IMPACT 360, the IMPACT 360 logo, IMPROVE EVERYTHING, EQUALITY, CONTACTSTORE, EYRETEL, BLUE PUMPKIN SOFTWARE, BLUE PUMPKIN, the BLUE PUMPKIN logo, EXAMETRIC and the EXAMETRIC logo, CLICK2STAFF, STAFFSMART, AMAE SOFTWARE and the AMAE logo are trademarks and registered trademarks of Verint Systems Inc. Other trademarks mentioned are the property of their respective owners.

Table 1
Verint Systems Inc. and Subsidiaries
Selected GAAP Consolidated Statement of Operations Information
(In thousands, except per share data)

	For the Years Ended January 31,
	2010	2009

Revenue:
Product	$374,272	$365,485
Service and support	329,361	304,059

Total revenue	703,633	669,544

Cost of revenue:
Product	131,523	131,638
Service and support	100,391	117,588
Amortization and impairment of acquired technology and backlog	8,021	9,024

Total cost of revenue	239,935	258,250

Gross profit	463,698	411,294

Operating expenses:
Research and development, net	83,797	88,309
Selling, general and administrative	291,813	282,147
Amortization of other acquired intangible assets	22,268	25,249
Impairments of goodwill and other acquired intangible assets	—	25,961
Integration, restructuring and other, net	141	4,654

Total operating expenses	398,019	426,320

Operating income (loss)	65,679	(15,026)

Other income (expense), net
Interest income	616	1,872
Interest expense	(24,964)	(37,211)
Other expense, net	(17,123)	(8,541)

Total other expense, net	(41,471)	(43,880)

Income (loss) before provision for income taxes	24,208	(58,906)
Provision for income taxes	7,108	19,671

Net income (loss)	17,100	(78,577)
Net income attributable to noncontrolling interest	1,483	1,811

Net income (loss) attributable to Verint Systems Inc.	15,617	(80,388)
Dividends on preferred stock	(13,591)	(13,064)

Net income (loss) applicable to Verint Systems Inc. common shares	$2,026	$(93,452)

Net income (loss) per share attributable to Verint Systems Inc.
Basic	$0.06	$(2.88)

Diluted	$0.06	$(2.88)

Weighted-average common shares outstanding
Basic	32,478	32,394

Diluted	33,127	32,394

Table 2
Verint Systems Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Results
(In thousands, except per share data)

	For the Years Ended January 31,
	2010	2009

Table of Reconciliation from GAAP Revenue to Non-GAAP Revenue

GAAP revenue	$703,633	$669,544
Revenue adjustments related to acquisitions	—	5,890

Non-GAAP revenue	$703,633	$675,434

Table of Reconciliation from GAAP Gross Profit to Non-GAAP Gross Profit

GAAP gross profit	$463,698	$411,294
Revenue adjustments related to acquisitions	—	5,890
Amortization and impairment of acquired technology and backlog	8,021	9,024
Stock-based compensation expenses	5,854	5,433

Non-GAAP gross profit	$477,573	$431,641

Table of Reconciliation from GAAP Operating Income (Loss) to Non-GAAP Operating Income

GAAP operating income (loss)	$65,679	$(15,026)
Revenue adjustments related to acquisitions	—	5,890
Amortization and impairment of acquired technology and backlog	8,021	9,024
Amortization of other acquired intangible assets	22,268	25,249
Impairments of goodwill and other acquired intangible assets	—	25,961
Integration costs	—	3,261
Restructuring costs	141	5,685
Other legal costs (recoveries)	—	(4,292)
Stock-based compensation expenses	44,245	36,011
Acquisition related professional fees	762	—
Expenses related to our restatement and extended filing delay	54,511	28,681

Non-GAAP operating income	$195,627	$120,444

Table of Reconciliation from GAAP Other Expense, net to Non-GAAP Other Expense, net

GAAP other expense, net	$(41,471)	$(43,880)
Unrealized gains and losses on investments and derivatives	(8,049)	(1,807)

Non-GAAP other expense, net	$(49,520)	$(45,687)

Table of Reconciliation from GAAP Provision for Income Taxes to Non-GAAP Provision for Income Taxes

GAAP provision for income taxes	$7,108	$19,671
Non-cash tax adjustments	4,553	(16,352)

Non-GAAP provision for income taxes	$11,661	$3,319

Table of Reconciliation from GAAP Net Income (Loss) Attributable to Verint Systems Inc. Common Shares to Non-GAAP Net Income Attributable to Verint Systems Inc. Common Shares

GAAP net income (loss) attributable to Verint Systems Inc. common shares	$2,026	$(93,452)
Revenue adjustments related to acquisitions	—	5,890
Amortization and impairment of acquired technology and backlog	8,021	9,024
Amortization of other acquired intangible assets	22,268	25,249
Impairments of goodwill and other acquired intangible assets	—	25,961
Integration costs	—	3,261
Restructuring costs	141	5,685
Other legal costs (recoveries)	—	(4,292)
Stock-based compensation expenses	44,245	36,011
Acquisition related professional fees	762	—
Expenses related to our restatement and extended filing delay	54,511	28,681
Unrealized gains and losses on investments and derivatives	(8,049)	(1,807)
Non-cash tax adjustments	(4,553)	16,352

Non-GAAP net income attributable to Verint Systems Inc. common shares	$119,372	$56,563

Table Comparing GAAP Diluted Net Income (Loss) Per Share Attributable to Verint Systems Inc. to Non-GAAP Net Income Per Share Attributable to Verint Systems Inc.

GAAP diluted net income (loss) per share	$0.06	$(2.88)

Non-GAAP diluted net income per share	$3.09	$1.65

Shares used in computing GAAP diluted net income (loss) per share (in thousands)	33,127	32,394

Shares used in computing non-GAAP diluted net income per share (in thousands)	43,010	42,298

Table 3
Verint Systems Inc. and Subsidiaries
GAAP and Non-GAAP Segment Revenue
(In thousands)

	For the Years Ended January 31,
	2010	2009

GAAP Revenue By Segment
Enterprise Workforce Optimization Segment	$374,778	$352,367

Video Intelligence Segment	144,970	127,012
Communications Intelligence and Investigative Segment	183,885	190,165

Total Video and Communications Intelligence	328,855	317,177

GAAP Total Revenue	$703,633	$669,544

Revenue adjustments related to acquisitions	$—	$5,890

Non-GAAP Revenue By Segment
Enterprise Workforce Optimization Segment	$374,778	$358,257

Video Intelligence Segment	144,970	127,012
Communications Intelligence and Investigative Segment	183,885	190,165

Total Video and Communications Intelligence	328,855	317,177

Non-GAAP Total Revenue	$703,633	$675,434

Table 4
Verint Systems Inc. and Subsidiaries
Consolidated Balance Sheets
(In thousands, except share and per share data)

	As of January 31,
	2010	2009

Assets
Current Assets:
Cash and cash equivalents	$184,335	$115,928
Restricted cash and bank time deposits	5,206	7,722
Accounts receivable, net of allowance for doubtful accounts of $4.7 million and $6.0 million respectively.	127,826	113,178
Inventories	14,373	20,455
Deferred cost of revenue	11,232	8,935
Deferred income taxes	21,140	14,314
Prepaid expenses and other current assets	43,414	32,434

Total current assets	407,526	312,966

Property and equipment, net	24,453	30,544
Goodwill	724,670	709,984
Intangible assets, net	173,833	200,203
Capitalized software development costs, net	8,530	10,489
Deferred cost of revenue	33,019	47,913
Deferred income taxes	7,469	6,478
Other assets	16,837	18,816

Total assets	$1,396,337	$1,337,393

Liabilities, Preferred Stock, and Stockholders’ Deficit
Current Liabilities:
Accounts payable	$46,570	$38,484
Accrued expenses and other liabilities	154,935	146,338
Current maturities of long-term debt	22,678	4,088
Deferred revenue	183,719	160,918
Deferred income taxes	487	403
Liabilities to affiliates	1,709	1,389

Total current liabilities	410,098	351,620

Long-term debt	598,234	620,912
Deferred income taxes	21,425	13,424
Deferred revenue	51,412	88,985
Other liabilities	44,193	52,980

Total liabilities	1,125,362	1,127,921

Preferred Stock — $0.001 par value; authorized 2,500,000 shares. Series A convertible preferred stock; 293,000 shares issued and outstanding; aggregate liquidation preference and redemption value of $325,904 at January 31, 2010.	285,542	285,542

Commitments and Contingencies
Stockholders’ Deficit:
Common stock — $0.001 par value; authorized 120,000,000 shares. Issued 32,687,000 and 32,623,000 shares, respectively; outstanding 32,584,000 and 32,535,000 shares, respectively.	33	32
Additional paid-in capital	451,166	419,937
Treasury stock, at cost — 103,000 and 88,000 shares, respectively.	(2,493)	(2,353)
Accumulated deficit	(420,338)	(435,955)
Accumulated other comprehensive loss	(43,134)	(58,404)

Total Verint Systems Inc. stockholders’ deficit	(14,766)	(76,743)
Noncontrolling interest	199	673

Total liabilities stockholders’ deficit	(14,567)	(76,070)

Total liabilities, preferred stock, and stockholders’ deficit	$1,396,337	$1,337,393

Table 5
Verint Systems Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(In thousands)

	For the Years Ended January 31,
	2010	2009

Cash flows from operating activities:
Net income (loss)	$17,100	$(78,577)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	49,290	55,142
Provision for doubtful accounts	849	793
Impairments of assets	—	25,961
Stock-based compensation	31,195	32,040
Provision for deferred income taxes	(62)	17,768
Non-cash losses on derivative financial instruments, net	14,709	14,591
Non-cash gains on sales of auction rate securities	—	(4,713)
Other non-cash items, net	1,443	441
Changes in operating assets and liabilities, net of effects of business combinations:
Accounts receivable	(13,910)	(3,328)
Inventories	5,686	(2,761)
Deferred cost of revenue	14,082	12,201
Accounts payable and accrued expenses	12,912	(10,754)
Deferred revenue	(21,143)	(7,329)
Prepaid expenses and other assets	(11,542)	8,876
Other liabilities	471	(6,877)
Other, net	(243)	161

Net cash provided by operating activities	100,837	53,635

Cash flows from investing activities:
Cash paid for business combinations, net of cash acquired, including payments of contingent consideration	(96)	(3,092)
Purchases of property and equipment	(4,965)	(11,113)
Sales and maturities of investments	—	7,000
Settlements of derivative financial instruments not designated as hedges	(19,414)	(10,041)
Cash paid for capitalized software development costs	(2,715)	(4,547)
Other investing activities	2,591	(4,454)

Net cash used in investing activities	(24,599)	(26,247)

Cash flows from financing activities:
Proceeds from borrowings	—	15,000
Repayments of borrowings and other financing obligations	(6,088)	(2,869)
Payment of debt issuance and other debt related costs	(152)	(150)
Dividends paid to noncontrolling interest	(4,145)	—
Other financing activities	(106)	(93)

Net cash provided by (used in) financing activities	(10,491)	11,888

Effect of exchange rate changes on cash and cash equivalents	2,660	(6,581)

Net increase in cash and cash equivalents	68,407	32,695
Cash and cash equivalents, beginning of period	115,928	83,233

Cash and cash equivalents, end of period	$184,335	$115,928

Supplemental disclosures of cash flow information:
Cash paid for interest	$24,705	$36,544

Cash paid for income taxes	$11,661	$3,319

Non-cash investing and financing transactions:
Accrued but unpaid purchases of property and equipment	$642	$382

Inventory transfers to property and equipment	$621	$1,325

Settlement of embedded derivative	$—	$8,121

Dividend to noncontrolling interest — declared, but paid in subsequent period	$—	$2,142

Verint Systems Inc. and Subsidiaries
Supplemental Information About Non-GAAP Measures
This press release contains non-GAAP measures. Tables 2 and 3 include a reconciliation of each non-GAAP financial measure presented in this press release to the most directly comparable financial measure prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as a substitute for comparable measures of financial performance prepared in accordance with GAAP. We believe that the non-GAAP measures we present have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
We believe that the non-GAAP measures presented in the press release provide meaningful supplemental information regarding Verint’s operating results primarily because they exclude certain non-cash charges or items that we do not consider part of ongoing operating results when planning and forecasting and when assessing the performance of our business, with our individual operating segments or our senior management. We believe that our non-GAAP measures also facilitate the comparison by management and investors of results between periods and among our peer companies.
As set forth in Table 2, our non-GAAP measures reflect adjustments to the corresponding GAAP measure based on the items set forth below. The purpose of these adjustments is to give an indication of our performance exclusive of certain non-cash charges and other items that are considered by our senior management to be outside of our ongoing operating results.
Acquisition Related Adjustments
Acquisition related adjustments include (i) revenue adjustments related to acquisitions, (ii) amortization of acquisition-related intangibles, (iii) integration costs, (iv) acquisition related write-downs, (v) in-process research and development, (vi) impairment of goodwill and intangible assets and (vii) acquisition related professional fees. These adjustments are discussed below.
Revenue adjustments related to acquisitions. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. We also exclude certain sales concession adjustments associated with acquisitions, relating to accounts receivable balances that existed prior to the acquisition date. We exclude these adjustments from our non-GAAP measures because these are not reflective of our ongoing operations.
Amortization of acquisition-related intangibles. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize them over their useful lives. We exclude the amortization of acquisition-related intangibles from our non-GAAP measures. These expenses are excluded from our non-GAAP measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results.
Integration costs. We exclude from our non-GAAP measures expenses directly related to the integration of acquired entities. These expenses are excluded from our non-GAAP measures because they are not reflective of our ongoing operations.
In-process research and development. We exclude from our non-GAAP measures the fair value of in-process research and development upon the date of an acquisition, which represents incomplete research and development projects that had not yet reached technological feasibility and have no known alternative future use as of the date of the acquisition. These expenses are excluded from our non-GAAP measures because they are non-cash charges.
Impairment of goodwill and other acquired intangible assets. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and identifiable intangible assets acquired. We exclude from our non-GAAP measures charges relating to impairment of goodwill and acquired identifiable intangible assets. These expenses are excluded from our non-GAAP measures because they are non-cash charges.

Other legal costs and recoveries. We exclude from our non-GAAP measures other legal fees and settlements associated with certain intellectual property inherited from acquisitions and certain other litigation unrelated to acquisitions. We excluded these items from our non-GAAP results because they are not reflective of our ongoing operations.
Acquisition related professional fees. We exclude from our non-GAAP measures legal and other professional fees associated with acquisitions. We excluded these items from our non-GAAP results because they are not reflective of our ongoing operations.
Other Adjustments
Stock-based compensation expenses. We exclude stock-based compensation expenses related to stock options, restricted stock awards and units and phantom stock from our non-GAAP measures. These expenses are excluded from our non-GAAP measures because they are predominately non-cash charges.
Expenses related to our restatement and extended filing delay. We exclude from our non-GAAP measures expenses associated with our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP measures because they are not reflective of our ongoing operations.
Restructuring costs. We exclude from our non-GAAP measures expense associated with the restructuring of our operations due to internal or external market factors. These expenses are excluded from our non-GAAP measures because they are not reflective of our ongoing operations.
Unrealized gains and losses on investments and derivatives. We exclude from our non-GAAP measures investment write-down in auction rate securities and unrealized gain/(loss) on embedded derivatives, interest rate swaps, and foreign currency derivatives. These gains/(expenses) are excluded from our non-GAAP measures because they are non-cash gains/(charges).
Non-cash tax adjustments. Our non-GAAP provision reflects the amount of taxes we actually paid. Non-cash tax adjustments is the difference between this amount and our GAAP tax provision.